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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported): April 13, 2001 (April 10, 2001)
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                       APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


DELAWARE                             0-28208                    13-3864004
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)



450 WEST 33RD STREET, NEW YORK, NY                                       10001
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: 212-716-6600
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Item 5.  Other Events


On April 10, 2001, the common stock of Applied Graphics Technologies, Inc. (the "Company"), began trading on The American Stock Exchange under the symbol "AGD." At such time, the Company's common stock ceased trading on the Nasdaq National Market.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 13, 2001            By: /s/ Joseph D. Vecchiolla
                                      ------------------------------------------
                                      Joseph D. Vecchiolla
                                      Chief Operating Officer and
                                         Chief Financial Officer